UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

Silverback Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39756	81-1489190
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Fairview Ave N, Suite 600 Seattle, Washington	98109
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 456-2900

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SBTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 27, 2022, Silverback Therapeutics, Inc. (the “Company”) entered into a Second Amendment to Lease (the “Second Amendment”), which amends that certain Lease with BMR-500 Fairview Avenue LLC (the “Landlord”), dated June 8, 2016, as amended (the “Lease”), providing for the lease of approximately 19,829 square feet of rentable area of the building located at 500 Fairview Avenue North, Seattle, Washington 98109 (the “Premise”).

Pursuant to the Second Amendment, the lease term will expire on December 31, 2022 (the “Expiration Date”). The Company will continue to be responsible for all rent under the Lease until the Expiration Date. The Second Amendment was contingent upon the full execution and delivery of a new lease for the Premise by and between the Landlord and a new tenant, which was completed on September 27, 2022.

The foregoing summary of the Second Amendment does not purport to be a complete description of the document and is qualified in its entirety by the Second Amendment, a copy of which is filed as Exhibit 10.1 to this report.

Item 1.02	Termination of a Material Definitive Agreement.

On September 27, 2022, the Company delivered a notice of termination with respect to the Lease. The termination is effective as of December 31, 2022.

A description of the material terms of the Lease was included in Item 2 of the Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed by the Company on March 31, 2022 (the “Form 10-K”), which is incorporated herein by reference. The description of the Lease incorporated by reference is not complete and is subject to and qualified in its entirety by the Lease, a copy of which is filed as Exhibit 10.9 of the Form 10-K. No termination fee is required to be paid to the Landlord.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to Lease, dated September 27, 2022, by and between the Company and BMR-500 Fairview Avenue LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERBACK THERAPEUTICS, INC.

By:	/s/ Jeffrey C. Pepe, Ph.D., J.D.
Jeffrey C. Pepe, Ph.D., J.D
Interim Chief Executive Officer

Dated: September 30, 2022